Exhibit 99.1

Company Contact:
BK Technologies, Inc.
Timothy Vitou, President
(321) 984-1414

BK Technologies, Inc. Announces Holding Company Reorganization

NYSE American Ticker Symbol to Remain “BKTI”

WEST MELBOURNE, FL, March 11, 2019 – BK Technologies, Inc. (NYSE American: BKTI) today announced that its Board of Directors has approved the implementation of a holding company reorganization, which is expected to be completed on or around March 28, 2019. The reorganization will create a new holding company, BK Technologies Corporation, that will become the new parent company of BK Technologies, Inc.

The holding company reorganization is intended to create a more efficient corporate structure and increase operational flexibility, and is not being implemented in connection with any particular corporate transaction. No material operational or financial impacts are expected.

The holding company reorganization will be effected through a merger transaction among the Company and certain of its subsidiaries that is intended to be a tax-free transaction for U.S. federal income tax purposes for the Company’s stockholders. No stockholder vote of the Company will be required to effect the merger transaction.

In the holding company reorganization, the Company’s current stockholders will automatically become stockholders of BK Technologies Corporation, on a one-for-one basis, with the same number of share and same ownership percentage of the Company’s common stock that they held immediately prior to the holding company reorganization. Following the reorganization, BK Technologies Corporation will replace BK Technologies, Inc. as the publicly traded entity and shares of BK Technologies Corporation will be listed on the NYSE American under the symbol “BKTI,” which is the same symbol currently used for the Company’s common stock. In addition, the common stock of BK Technologies Corporation will be assigned a new CUSIP Number: 05587G 104.

The holding company will have the same directors and executive officers as the Company.

About BK Technologies

As an American manufacturer for over 70 years, the Company is deeply rooted in the public safety communications industry, manufacturing high-specification communications equipment of unsurpassed reliability and value for use by public safety professionals and government agencies. Advances include a broad new line of leading digital two-way radios compliant with APCO Project 25 specifications. The Company’s products are manufactured and distributed worldwide under BK Radio and RELM brand names. The Company maintains its headquarters in West Melbourne, Florida, and can be contacted through its web site at www.bktechnologies.com or directly at 1-800-821-2900.

Forward-Looking Statements

This press release contains statements about future events and expectations which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements about the Company’s plans, objectives, expectations and prospects. These statements can be identified by forward-looking words such as “may,” “might,” “could,” “would,” “will,” “anticipate,” “believe,” “plan,” “estimate,” “project,” “expect,” “intend,” “seek” and other similar expressions. Any statement contained in this press release that is not a statement of historical fact may be deemed to be a forward-looking statement such as statements regarding the Company’s plans to implement a holding company structure. Although the Company believes that the plans, objectives, expectations and prospects reflected in or suggested by its forward-looking statements are reasonable, those statements involve risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements, and the Company can give no assurance that its plans, objectives, expectations and prospects will be achieved. Important factors that might impact the Company’s plans, objectives, expectations and prospects are contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in the Company’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.